THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS

BERMAN CENTER, INC.

SECURED CONVERTIBLE PROMISSORY NOTE

$200,000.00	October 6, 2006

FOR VALUE RECEIVED, the undersigned, BERMAN CENTER, INC., a company incorporated under the laws of the State of Delaware (the “Company”), promises to pay to the order of HUNTER FUND LTD. or its registered assigns (the “Holder”), the principal sum of Two Hundred Thousand Dollars ($200,000.00), with interest from the date hereof at the rate of fifteen percent (15%) per annum on the unpaid balance hereof until paid.

1.  Principal and Term. If not earlier converted pursuant to Section 4(a) hereof, the principal of this Note shall be payable in one installment one (1) year from the date of this Note (“Due Date”). This Note is subject to conversion at the option of the Holder, as described in Section 4(a).

2.  Interest. Interest on the unpaid principal balance of this Note shall accrue at the rate of fifteen percent (15%) per annum compounded annually (computed on the basis of a 365-366 day year (as applicable) based on actual days elapsed) commencing on the date hereof, and payable in cash on the Due Date, if not converted earlier pursuant to Section 4(a). The Company agrees to pay interest after the occurrence of an Event of Default, at a rate per annum equal to the highest rate of interest per annum permitted by applicable law (the “Default Rate”) until all amounts outstanding under the Note payable to Holder have been paid in full. For purposes herein, an “Event of Default” exists if the Company fails to make a payment required by Section 1 or 2 hereof, and such failure is not cured within ten (10) days following written notice from the Holder.

3.  Security.

(a)  Company. In order to secure the payment of the Note, the Company hereby grants to Holder a continuing first priority security interest in all assets of the Company now owned or at any time hereafter acquired by the Company, or in which the Company now has or at any time in the future may acquire any right, title or interest, including, without limitation: all accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles, chattel paper, supporting obligations, investment property, letter-of-credit rights, intellectual property rights, patents, copyrights, trademarks in which the Company now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore.

(b)  Subsidiary. In order to secure the payment of the Note, Berman Health & Media, Inc., a Delaware corporation and the wholly-owned subsidiary of the Company (the “Subsidiary”), hereby grants to Holder a continuing first priority security interest in all assets of the Subsidiary now owned or at any time hereafter acquired by the Subsidiary, or in which the Subsidiary now has or at any time in the future may acquire any right, title or interest, including, without limitation: all accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles, chattel paper, supporting obligations, investment property, letter-of-credit rights, intellectual property rights, patents, copyrights, trademarks in which the Subsidiary now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore.

Holder shall have the rights of a secured party under the Uniform Commercial Code. To effect the foregoing, each of the Company and the Subsidiary agrees to execute promptly such additional security documentation as Holder may request and hereby authorizes Holder to file financing and other statements as Holder deems advisable to perfect the first priority security interest granted herein.

4.  Conversion and Mechanics of Conversion.

(a)  Conversion. This Note is convertible at the option of the Holder at any time prior to the Due Date by providing written notice to the Company (the “Conversion”). Upon the Conversion, the entire unpaid principal balance of this Note plus any unpaid interest will convert into shares of common stock of the Company, par value $.001 per share (the “Common Stock”), at a price equal to the Conversion Price (as hereinafter defined). For purposes hereof “Conversion Price” shall be an amount equal to the lesser of (i) fifty percent (50%) of the weighted average closing price (weighted with reference to the trading volume on each trading day) of the Common Stock on the Electronic Quotation Services (the “Pink Sheets”) during the thirty (30) trading days immediately preceding the date of Conversion, or (ii) $0.25 per share.

(b)  Mechanics of Conversion. The Company shall not be obligated to issue certificates evidencing the Common Stock issuable upon a Conversion unless this Note is either delivered to the Company, duly endorsed, at the office of the Company, or the Holder notifies the Company that this Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with this Note. As soon as practicable after delivery of the Note, or delivery of an agreement and indemnification in the case of a lost Note, the Company shall issue and deliver to the Holder a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled (the “Conversion Shares”).

(c)  Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. Any fractional shares to which the Holder would otherwise be entitled will be rounded up and an additional share of Common Stock shall be issued to the Holder.

5.  Registration.

(a)  The Holder acknowledges that this Note and the Common Stock issuable upon its conversion have not been registered or qualified under federal or state securities laws.

(b)  The shares of Common Stock that are issuable upon Conversion of this Note or that have been issued upon any Conversion of this Note shall be eligible for registration pursuant to the Securities Act (“Registrable Securities”) under the following terms and conditions:

(i) The Company agrees to include the Registrable Securities in the first registration statement it files with the Securities and Exchange Commission, whether on its own account or on behalf of other shareholders, excluding registration statements on Forms S-4 or S-8 (an “Eligible Registration Statement”). If an Eligible Registration Statement is filed prior to full Conversion, if any, then the Company shall register two hundred percent (200%) of the shares issuable based on the exercise price for such shares calculated pursuant to Section 4(a) hereof as if the Conversion occurred on the date on which the Eligible Registration Statement is filed. If the Eligible Registration Statement is filed after a full Conversion, if any, the Company shall register the amount of shares of Common Stock issued upon such Conversion. In addition, at any time and from time to time on or after the date hereof, the Holder may make a one (1) written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). After Conversion, any demand made for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold. If the Holder provides to the Company written demand for a Demand Registration prior to a full Conversion, if any, then the Company shall register two hundred percent (200%) of the shares issuable upon receipt of such Demand Registration based on the exercise price for such shares calculated pursuant to Section 4(a) hereof as if the Conversion occurred on the date of the Demand Registration. If the Holder provides to the Company written demand for a Demand Registration after a full Conversion, if any, the Company shall register the amount of shares of Common Stock issued upon such Conversion. In no circumstance shall a notice for Demand Registration be interpreted as a notice for Conversion. The Company shall not be obligated to effect more than one (1) Demand Registration under this Section 5(b)(i) in respect of Registrable Securities.

(ii) All registration expenses will be borne by the Company, whether or not the registration statement becomes effective and whether or not any Registrable Securities are sold pursuant to such registration statement; provided, however, that such expenses shall not include (i) any underwriting discount or commissions with respect to the Holder’s shares and/or (ii) cost of special counsel for the Holder.

(iii) In the event of a registration statement filed in connection with an underwritten offering, these registration rights are subject to the requirement that the Holder submits to any lock-up provisions and cut-backs, if any, as may be proposed by the underwriter(s).

(iv) The Company shall send to the Holder written notice of any decision to file an Eligible Registration Statement at least thirty (30) days prior to the initial filing date; if within fifteen (15) days after receipt of such notice, the Holder requests in writing that some or all of such Holder’s Registrable Securities be included in such registration statement, the Company shall then cause the registration under the Securities Act of all or part of the Holder’s Registrable Securities, as requested by holder; provided, however, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the Eligible Registration Statement, the Company shall determine for any reason not to register, or to delay registration of, such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering any other securities.

(v) In connection with each registration statement covering the Registrable Securities, the Holder shall be required to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the registration statement, and the Company may exclude from such registration the Registrable Securities of the Holder if it fails to furnish such information within a reasonable time prior to the filing of such registration statement or any supplemented prospectus and/or amended registration statement.

(c)  Indemnification by the Company Pertaining to Registration. The Company shall, notwithstanding any termination of this Note, defend, indemnify and hold harmless the Holder, each officer, director, manager, owner, agent, broker (including brokers who offer and sell Registrable Securities as principals as a result of a pledge or any failure to perform under a margin call), investment advisor and employee of the Holder, each Person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and each officer, director, manager, owner, agent and employee of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, reasonable costs (including, without limitation, costs of investigation, preparation and attorneys' fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a registration statement or any prospectus or any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding the Holder which was furnished in writing to the Company by the Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or (ii) such information relates to the Holder or the Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Holder for use in the registration statement or such prospectus or in any amendment or supplement thereto. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the Registrable Securities by the Holder.

(d)  Indemnification by Holder Pertaining to Registration. The Holder shall, severally and not jointly, defend, indemnify and hold harmless the Company, the Company’s directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in a registration statement, any prospectus or any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that (i) such untrue statement or omission is contained in or omitted from any information so furnished in writing by the Holder to the Company specifically for inclusion in such registration statement or such prospectus and that such information was reasonably relied upon by the Company for use in such registration statement or such prospectus or (ii) such information relates to the Holder or the Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Holder expressly for use in such registration statement or such prospectus or any amendment or supplement thereto. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 5(d) for only that amount which does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to such registration statement.

(e)  Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding or (iii) the named parties to any such Proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent both the Indemnified Party and the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within ten (10) business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that the Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require the Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that the Indemnified Party is not entitled to indemnification hereunder).

(f)  Contribution. If a claim for indemnification under Section 5(c) or 5(d) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred in connection with any Proceeding to the extent there would have been indemnification for such fees or expenses if the indemnification provided in this Section was available in accordance with its terms. Notwithstanding anything to the contrary contained herein, a Holder shall be liable or required to contribute under this Section 5(f) for only such amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to the registration statement. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(f) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning provided in the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section are in addition to any liability that an Indemnifying Party may have to an Indemnified Party.

6.  Transfer Restrictions. The Holder shall not transfer the Note or the Conversion Shares (except to its own affiliate, subsidiary, or shareholders) until (a) it has first given written notice to the Company, describing briefly the manner of any such proposed transfer; and (b) (i) the Company has received from counsel satisfactory to the Company an opinion that such transfer can be made without compliance with the registration requirements of the Securities Act, and applicable state securities laws, or (ii) a registration statement filed by the Company under the Securities Act and applicable state securities laws is declared effective by the Securities and Exchange Commission and state securities commissions having jurisdiction.

7.  Currency; Payments. All references herein to “dollars” or “$” are to U.S. dollars, and all payments of principal of, and interest on, this Note shall be made in lawful money of the United States of America in immediately available funds. If the date on which any such payment is required to be made pursuant to the provisions of this Note occurs on a Saturday or Sunday or legal holiday observed in the State of California, such payments shall be due and payable on the immediately succeeding date which is not a Saturday or Sunday or legal holiday so observed.

8.  Representations and Warranties of Holder. Holder hereby represents and warrants that:

(a) Securities Not Registered. Holder is acquiring the Note for its own account, not as an agent or nominee, and not with a view to, or for sale in connection with, any distribution thereof in violation of applicable securities laws. By executing this Note, Holder further represents that Holder does not have any present contract, undertaking, understanding or arrangement with any person to sell, transfer or grant participations to such persons or any third person, with respect to the Note.

(b) Access to Information. The Company has made available to Holder the opportunity to ask questions of and to receive answers from the Company’s officers, directors and other authorized representatives concerning the Company and its business and prospects, and Holder has been permitted to have access to all information which it has requested in order to evaluate the merits and risks of the purchase of the Note.

(c) Investment Experience. Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Note.

(d) No Brokers or Finders. Holder has incurred no liability for commissions or other fees to any finder or broker in connection with the transactions contemplated by this Note, the cost of which is in any part the liability of or payable by the Company.

(e) Regulation D. Holder is an “accredited investor” as defined in Rule 501 under the Securities Act. In the normal course of business, Holder invests in or purchases securities similar to the Note and the Common Stock and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Note. The Holder is not a registered broker dealer or an affiliate of any broker or dealer registered under Section 15(a) of the Exchange Act, or a member of the National Association of Securities Dealers, Inc. or a Person engaged in the business of being a broker dealer.

(f) Unregistered. Holder has been advised that (i) neither the Note nor the Common Stock has been registered under the Securities Act or other applicable securities laws, (ii) the Common Stock may need to be held indefinitely, and Holder must continue to bear the economic risk of the investment in the Common Stock (assuming conversion) unless the Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available, (iii) when and if the Common Stock may be disposed of without registration in reliance on Rule 144 promulgated under the Securities Act, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, and Holder must deliver an opinion of counsel to the Company reasonably acceptable to the Company in form, substance and scope to the effect that the Common Stock into which it converts may be sold or transferred under an exemption from such registration, and (iv) if the Rule 144 exemption is not available, public sale without registration will require compliance with an exemption under the Securities Act.

(g) Pre-Existing Relationship. Holder has a pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, or by his/its business or financial experience or the business or financial experience of his/its financial advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect his/its own interest in connection with the acquisition of the Note or the Common Stock.

(h) No Advertisement. Holder acknowledges that the offer and sale of the Note or the Common Stock into which it converts was not be accomplished by the publication of any advertisement.

(i) No Review. Holder understands that no arbitration board or panel, court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, has passed upon or made any recommendation or endorsement of the Common Stock.

(j) Holder understands that the Common Stock shall bear a restrictive legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the “SECURITIES ACT”)OR UNDER APPLICABLE STATE LAW AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE LAW, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR (IF REASONABLY REQUIRED BY THE COMPANY) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

9.  Survival of Representation and Warranties. All representations and warranties made by Holder shall survive the earlier of the Conversion or the Due Date and shall remain effective and enforceable until the earlier to occur of the two (2) year anniversary of the Conversion, the Due Date or the date on which claims based thereon shall have been barred by the applicable statutes of limitation.

10.  Usury Savings. It is the intent of Holder and the Company in the execution of this Note to strictly compliance with applicable usury law. In furtherance thereof, Holder and the Company stipulate and agree that none of the terms and provisions contained in this Note shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law, neither the Company nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate or in an amount in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. Holder expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated for any reason or if the principal of this Note is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the loan evidenced by this Note exceeds the amount of interest that would have accrued at the applicable maximum lawful rate, Holder or other holder of this Note shall, at its option, either refund to the Company the amount of such excess or credit the amount of such excess against the principal balance of this Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Holder or any other holder of this Note shall contract for, charge or receive any amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, all such sums determined to constitute interest in excess of interest at the lawful rate shall, upon such determination, at the option of Holder or other holder of this Note, be either immediately returned to the Company or credited against the principal balance of this Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Note, the Company acknowledges that it believes the loan evidenced by this Note to be non-usurious and agrees that if, at any time, the Company should have reason to believe that such loan is in fact usurious, it will give Holder or other holder of this Note notice of such condition and the Company agrees that Holder or other holder shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term “applicable law” as used in this Note shall mean the laws of the State of Delaware or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

11.  Attorneys’ Fees and Costs. In the event of any legal proceedings in connection with this Note, all expenses in connection with such legal proceedings of the prevailing party, including reasonable legal fees and applicable costs and expenses, shall be reimbursed by the non-prevailing party upon demand. This provision shall not merge with any enforcement order or judgment on this Note and shall be applicable to any proceeding to enforce or appeal any judgment relating to the Note.

12.  Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

13.  Successors and Assigns. This Note shall inure to the benefit of the Holder and its successors and permitted assigns and shall be binding upon the undersigned and its successors and permitted assigns. As used herein, the term “Holder” shall mean and include the successors and permitted assigns of the Holder.

14.  Officers and Directors Not Liable. In no event shall any officer or director of the Company or the Subsidiary be liable for any amounts due and payable pursuant to this Note.

15.  Governing Law. The parties acknowledge and agree that this Note and the rights and obligations of all parties hereunder shall be governed by and construed under the laws of the State of Delaware, without regard to conflict of laws principles.

16.  Modification. This Note may not be modified or amended orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

17.  Entire Agreement. This Note constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior written or oral agreements and understandings with respect to the matters covered hereby.

18.  Counterparts. This Note may be executed in two (2) counterparts, each of which shall be an original counterpart, but only all of which together shall constitute one original Note.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this SECURED CONVERTIBLE PROMISSORY NOTE as of the date and year first written above.

BERMAN CENTER, INC.,
/s/ Samuel Chapman
By:	Samuel Chapman
Its:	Chief Executive Officer
Address: 211 East Ontario, Suite 800 Chicago, Illinois 60611

BERMAN HEALTH & MEDIA, INC.,
/s/ Samuel Chapman
By:	Samuel Chapman
Its:	Chief Executive Officer
Address: 211 East Ontario, Suite 800 Chicago, Illinois 60611

HUNTER FUND LTD.,
/s/ Todd Ficeto
By:	Todd Ficeto
Its:	President
Address: Hunter Fund Ltd. 9300 Wilshire Blvd. Penthouse Suite Beverly Hills, CA 90212